Lincoln Financial Group®

You're In Charge®

Statistical Supplement

Second Quarter 2019

Lincoln Financial Group
Table of Contents

Analyst Coverage and Credit Ratings	1
Notes	2
Consolidated
Consolidated Statements of Income (Loss)	3
Consolidated Balance Sheets	4
Earnings, Shares and Return on Equity	5
Key Stakeholder Metrics	6
Segment and Sources of Earnings	7
Select Earnings Drivers By Segment	8
Sales By Segment	9
Operating Revenues and General and Administrative Expenses By Segment	10
Operating Commissions and Other Expenses	11
Interest Rate Yields and Spreads By Segment	12
Select Earnings and Operational Data from Business Segments
Annuities	13
Retirement Plan Services	14
Life Insurance	15
Group Protection	16
Other Operations	17
DAC & Account Value Rollforwards
Consolidated DAC, VOBA, DSI and DFEL Roll Forwards	18
Account Value Roll Forwards:
Annuities	19
Retirement Plan Services	20
Life Insurance	21
Other Information
Select Investment Data	22
Realized Gain (Loss) and Benefit Ratio Unlocking, After-DAC	23
Select GAAP to Non-GAAP Reconciliations	24

Lincoln Financial Group
Analyst Coverage and Credit Ratings

Firm	Analyst				Phone Number
Autonomous Research U.S., L.P.	Erik Bass				646-561-6248
B. Riley FBR	Randy Binner				703-312-1890
Bank of America Merrill Lynch	Jay Cohen				646-855-5716
Barclays Capital	Jay Gelb				212-526-1561
Citi Research	Suneet Kamath				212-816-3457
Credit Suisse	Andrew Kligerman				212-325-5069
Deutsche Bank	Joshua Shanker				212-250-7127
Dowling & Partners	Humphrey Lee				860-676-7324
Evercore	Thomas Gallagher				212-446-9439
Goldman Sachs	Alex Scott				917-343-7160
J.P. Morgan Securities	Jimmy Bhullar				212-622-6397
Keefe, Bruyette & Woods, Inc.	Ryan Krueger				860-722-5930
Morgan Stanley	Nigel Dally				212-761-4132
RBC Capital Markets	Mark Dwelle				804-782-4008
Sandler O’Neill & Partners, L.P.	John Barnidge				312-281-3412
UBS	John Nadel				212-713-4299
Wells Fargo	Elyse Greenspan				212-214-8031

This list is provided for informational purposes only. Lincoln Financial Group does not endorse the analyses, conclusions or recommendations contained in any report issued by these or any other analysts.

Ratings as of July 31, 2019
Standard
		A.M Best	Fitch	Moody's	& Poor's
Senior Debt Ratings		a-	BBB+	Baa1	A-
Financial Strength Ratings
The Lincoln National Life Insurance Company		A+	A+	A1	AA-
First Penn-Pacific Life Insurance Company		A	A+	A1	A-
Lincoln Life & Annuity Company of New York		A+	A+	A1	AA-
Liberty Life Assurance Company of Boston		A			AA-

Investor Inquiries May Be Directed To:
Chris Giovanni, Senior Vice President, Investor Relations
Email: Christopher.Giovanni@lfg.com
Phone: 484-583-1793

Lincoln Financial Group
Notes

Computations
• The quarterly financial information for the current year may not sum to the corresponding year-to-date amount as both are rounded to millions.
• The financial ratios reported herein are calculated using whole dollars instead of dollars rounded to millions.
• If the effect of equity classification would result in a more dilutive Earnings Per Share (“EPS”), the numerator used in the calculation of our diluted EPS is adjusted to remove the mark-to-market adjustment for deferred units of LNC stock in our deferred compensation plans. In addition, for any period where a loss from continuing operations is experienced, shares used in the diluted EPS calculation represent basic shares, as using dilutive shares would be anti-dilutive to the calculation. In these periods, we would also exclude the deferred compensation adjustment.

• Return on equity (“ROE”) measures how efficiently we generate profits from the resources provided by our net assets.  ROE is calculated by dividing annualized net income (loss) (or adjusted income (loss)

from operations) by average equity, excluding accumulated other comprehensive income (loss) (“AOCI”). Management evaluates consolidated ROE by both including and excluding the effect of average goodwill.
• Book value per share, excluding AOCI, is calculated by dividing stockholders’ equity, excluding AOCI, by common shares outstanding. We provide book value per share, excluding AOCI, to enable investors to analyze the amount of our net worth that is attributable primarily to our business operations. Management believes book value per share excluding AOCI is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates.  Book value per share is the most directly comparable GAAP measure.

• Pre-tax net margin is calculated by dividing adjusted income (loss) from operations before taxes by net revenue, which is defined as total adjusted operating revenues less interest credited.

Definitions
Holding company available liquidity consists of cash and invested cash, excluding cash held as collateral, and certain short-term investments that can be readily converted into cash, net of commercial paper outstanding.
Sales as reported consist of the following:
• Annuities and Retirement Plan Services – deposits from new and existing customers;
• MoneyGuard®, our linked-benefit product – 15% of total expected premium deposits;
• Universal life (“UL”), indexed universal life (“IUL”), variable universal life (“VUL”) – first-year commissionable premiums plus 5% of excess premiums received;
• Executive Benefits – single premium bank-owned UL and VUL, 15% of single premium deposits, and corporate-owned UL and VUL, first-year commissionable premiums plus 5% of excess premium received;
• Term – 100% of annualized first-year premiums; and
• Group Protection – annualized first-year premiums from new policies.
Throughout the document, “after-DAC” refers to the associated amortization expense of deferred acquisition costs (“DAC”), value of business acquired (“VOBA”), deferred sales inducements (“DSI”)
and deferred front-end loads (“DFEL”) and changes in other contract holder funds.

Page 2a

Lincoln Financial Group
Notes

Sources of earnings are defined as follows:
• Investment spread earnings consist primarily of net investment income, net of interest credited earned on the underlying general account investments supporting our fixed products less related expenses.
• Mortality/morbidity earnings result from mortality margins, morbidity margins, and certain expense assessments and related fees that are a function of the rates priced into the product and level of insurance in force.
• Fees on assets under management (“AUM”) earnings results consist primarily of asset-based fees charged based on variable account values less associated benefits and related expenses.
• Variable annuity (“VA”) riders earnings consist of fees charged to the contract holder related to guaranteed benefit rider features, less the net valuation premium and associated change in benefit reserves and related expenses.

Non-GAAP Performance Measures
Non-GAAP measures do not replace the most directly comparable GAAP measures, and we have included detailed reconciliations herein.
Adjusted income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:
• Realized gains and losses associated with the following (“excluded realized gain (loss)”):
▪ Sales or disposals and impairments of securities;
▪ Changes in the fair value of derivatives, embedded derivatives within certain reinsurance arrangements and trading securities (“gain (loss) on the mark-to-market on certain instruments”);
▪ Changes in the fair value of the derivatives we own to hedge our guaranteed death benefit (“GDB”) riders reflected within our variable annuities;
▪ Changes in the fair value of the embedded derivatives of our guaranteed living benefit (“GLB”) riders reflected within variable annuity net derivative results accounted for at fair value;
▪ Changes in the fair value of the derivatives we own to hedge our GLB riders reflected within variable annuity net derivative results;
▪ Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value (“indexed annuity forward-starting options”); and
▪ Changes in the fair value of equity securities;
• Changes in reserves resulting from benefit ratio unlocking on our GDB and GLB riders (“benefit ratio unlocking”);
• Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
• Gains (losses) on early extinguishment of debt;
• Losses from the impairment of intangible assets;
• Income (loss) from discontinued operations;
• Acquisition and integration costs related to mergers and acquisitions; and
• Income (loss) from the initial adoption of new accounting standards, regulations and policy changes including the net impact from the Tax Cuts and Jobs Act.
Adjusted operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:
• Excluded realized gain (loss);
• Revenue adjustments from the initial adoption of new accounting standards;
• Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
• Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

Page 2b

Lincoln Financial Group
Notes

Management believes that the non-GAAP performance measures previously discussed explain the results of our ongoing businesses in a manner that allows for a better understanding of the underlying trends in our current business as the excluded items are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments, and, in many instances, decisions regarding these items do not necessarily relate to the operations of the individual segments.  In addition, we believe that our definitions of adjusted operating revenues and adjusted income from operations provide investors with more valuable measures of our performance as they better reveal trends in our business.

Prior year interest rate spreads for the Life Insurance segment have been restated to conform to the current year presentation.

Statistical Supplement is Dated
The financial data in this document is dated July 31, 2019, and has not been updated since that date. Lincoln Financial Group does not intend to update this document.

Page 2c

Consolidated

Lincoln
Financial Group®

You're In Charge®

Lincoln Financial Group
Consolidated Statements of Income (Loss)
Unaudited (millions of dollars, except per share data)

	For the Three Months Ended						For the Six Months Ended
	6/30/18	9/30/18	12/31/18	3/31/19	6/30/19	Change	6/30/18	6/30/19	Change
Revenues
Insurance premiums	$1,165	$1,323	$1,336	$1,446	$1,398	20.0%	$1,943	$2,845	46.4%
Fee income	1,470	1,550	1,511	1,475	1,517	3.2%	2,926	2,991	2.2%
Net investment income	1,232	1,271	1,349	1,251	1,355	10.0%	2,465	2,606	5.7%
Realized gain (loss):
Other-than-temporary impairment (“OTTI”)	(1)	(2)	(2)	(8)	(4)	NM	(3)	(12)	NM
Realized gain (loss), excluding OTTI	(6)	(53)	193	(354)	(113)	NM	8	(468)	NM
Total realized gain (loss)	(7)	(55)	191	(362)	(117)	NM	5	(480)	NM
Amortization of deferred gains on business
sold through reinsurance	-	-	8	8	8	NM	-	15	NM
Other revenues	160	175	136	147	149	-6.9%	290	298	2.8%
Total revenues	4,020	4,264	4,531	3,965	4,310	7.2%	7,629	8,275	8.5%

Expenses
Interest credited	647	652	663	678	680	5.1%	1,300	1,358	4.5%
Benefits	1,661	1,626	2,142	1,757	1,852	11.5%	3,019	3,610	19.6%
Commissions and other expenses	1,177	1,367	1,162	1,176	1,272	8.1%	2,234	2,446	9.5%
Interest and debt expense	68	69	69	71	70	2.9%	159	141	-11.3%
Strategic digitization expense	16	18	28	15	15	-6.3%	31	31	0.0%
Total expenses	3,569	3,732	4,064	3,697	3,889	9.0%	6,743	7,586	12.5%
Income (loss) before taxes	451	532	467	268	421	-6.7%	886	689	-22.2%
Federal income tax expense (benefit)	66	42	68	16	58	-12.1%	134	73	-45.5%
Net income (loss)	385	490	399	252	363	-5.7%	752	616	-18.1%
Adjustment for LNC stock units in our
deferred compensation plans	(8)	-	(12)	-	-	100.0%	(10)	-	100.0%
Net income (loss) available to common
stockholders – diluted	$377	$490	$387	$252	$363	-3.7%	$742	$616	-17.0%

Earnings (Loss) Per Common Share – Diluted
Net income (loss)	$1.70	$2.24	$1.80	$1.22	$1.79	5.3%	$3.34	$3.01	-9.9%

ROE, including AOCI
Net income (loss)	9.9%	13.0%	10.9%	6.6%	8.3%		9.3%	7.5%

Lincoln Financial Group
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of
	6/30/18	9/30/18	12/31/18	3/31/19	6/30/19	Change
ASSETS
Investments:
Fixed maturity available-for-sale (“AFS”) securities:
Corporate bonds	$81,059	$81,065	$81,314	$84,255	$85,907	6.0%
U.S. government bonds	422	409	417	423	430	1.9%
Foreign government bonds	471	459	448	453	440	-6.6%
Mortgage-backed securities	4,121	4,035	4,177	4,299	4,257	3.3%
Asset-backed collateralized debt obligations	1,119	1,362	1,730	2,437	2,425	116.7%
State and municipal bonds	5,248	5,218	5,345	5,569	5,669	8.0%
Hybrid and redeemable preferred securities	620	613	593	614	605	-2.4%
Total AFS securities	93,060	93,161	94,024	98,050	99,733	7.2%
Trading securities	1,450	1,440	1,950	3,314	4,522	211.9%
Equity securities	112	112	99	153	196	75.0%
Mortgage loans on real estate	12,217	12,561	13,260	13,997	15,090	23.5%
Policy loans	2,508	2,490	2,509	2,498	2,484	-1.0%
Derivative investments	584	706	1,107	981	1,510	158.6%
Other investments	2,076	2,216	2,267	2,752	2,845	37.0%
Total investments	112,007	112,686	115,216	121,745	126,380	12.8%
Cash and invested cash	1,775	1,460	2,345	1,593	3,314	86.7%
DAC and VOBA	9,904	10,014	10,264	9,441	8,588	-13.3%
Premiums and fees receivable	574	592	570	607	553	-3.7%
Accrued investment income	1,119	1,168	1,119	1,184	1,146	2.4%
Reinsurance recoverables	17,979	18,271	17,748	17,660	17,481	-2.8%
Funds withheld reinsurance assets	572	566	557	549	548	-4.2%
Goodwill	1,750	1,757	1,782	1,778	1,778	1.6%
Other assets	8,921	9,644	15,713	16,373	16,196	81.5%
Separate account assets	144,231	147,692	132,833	143,369	146,275	1.4%
Total assets	$298,832	$303,850	$298,147	$314,299	$322,259	7.8%

Page 4a

Lincoln Financial Group
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of
	6/30/18	9/30/18	12/31/18	3/31/19	6/30/19	Change
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Future contract benefits	$33,718	$33,988	$34,648	$34,009	$34,890	3.5%
Other contract holder funds	88,698	89,906	91,233	93,959	94,947	7.0%
Short-term debt	-	-	-	300	300	NM
Long-term debt by rating agency leverage definitions:
Operating (see note (2) on page 6 for details)	865	865	866	866	866	0.1%
Financial	4,961	4,939	4,973	4,706	4,755	-4.2%
Reinsurance related embedded derivatives	25	20	3	177	310	NM
Funds withheld reinsurance liabilities	1,711	1,733	1,740	1,762	1,796	5.0%
Payables for collateral on investments	4,699	4,212	4,805	5,362	5,632	19.9%
Other liabilities	4,747	5,425	12,696	13,372	14,033	195.6%
Separate account liabilities	144,231	147,692	132,833	143,369	146,275	1.4%
Total liabilities	283,655	288,780	283,797	297,882	303,804	7.1%

Stockholders’ Equity
Common stock	5,674	5,619	5,392	5,285	5,241	-7.6%
Retained earnings	8,302	8,615	8,551	8,679	8,878	6.9%
AOCI:
Unrealized investment gains (losses)	1,502	1,138	729	2,773	4,658	210.1%
Foreign currency translation adjustment	(18)	(20)	(23)	(20)	(24)	-33.3%
Funded status of employee benefit plans	(283)	(282)	(299)	(300)	(298)	-5.3%
Total AOCI	1,201	836	407	2,453	4,336	261.0%
Total stockholders’ equity	15,177	15,070	14,350	16,417	18,455	21.6%
Total liabilities and stockholders’ equity	$298,832	$303,850	$298,147	$314,299	$322,259	7.8%

Page 4b

Lincoln Financial Group
Earnings, Shares and Return on Equity
Unaudited (millions of dollars, except per share data)

	As of or For the Three Months Ended						As of or For the Six Months Ended
	6/30/18	9/30/18	12/31/18	3/31/19	6/30/19	Change	6/30/18	6/30/19	Change
Income (Loss)
Net income (loss)	$385	$490	$399	$252	$363	-5.7%	$752	$616	-18.1%
Pre-tax adjusted income (loss) from operations	540	599	563	507	566	4.8%	1,051	1,073	2.1%
After-tax adjusted income (loss) from operations (1)	454	510	475	441	478	5.3%	895	919	2.7%
Adjusted operating tax rate	15.9%	14.9%	15.6%	13.0%	15.5%		14.8%	14.4%

Average Stockholders’ Equity
Average equity, including AOCI	$15,581	$15,124	$14,710	$15,384	$17,436	11.9%	$16,117	$16,410	1.8%
Average AOCI	1,717	1,019	622	1,430	3,394	97.7%	2,384	2,412	1.2%
Average equity, excluding AOCI	$13,864	$14,105	$14,088	$13,954	$14,042	1.3%	$13,733	$13,998	1.9%

ROE, excluding AOCI
Net income (loss)	11.1%	13.9%	11.3%	7.2%	10.4%		10.9%	8.8%
Adjusted income (loss) from operations	13.1%	14.5%	13.5%	12.6%	13.6%		13.0%	13.1%

Per Share
Net income (loss) (diluted)	$1.70	$2.24	$1.80	$1.22	$1.79	5.3%	$3.34	$3.01	-9.9%
Adjusted income (loss) from operations (diluted)	2.02	2.34	2.15	2.14	2.36	16.8%	3.99	4.50	12.8%
Dividends declared during the period	0.33	0.33	0.37	0.37	0.37	12.1%	0.66	0.74	12.1%

Book value, including AOCI	$69.85	$70.17	$69.71	$80.88	$91.92	31.6%	$69.85	$91.92	31.6%
Per share impact of AOCI	5.53	3.90	1.98	12.09	21.60	290.6%	5.53	21.60	290.6%
Book value, excluding AOCI	$64.32	$66.27	$67.73	$68.79	$70.32	9.3%	$64.32	$70.32	9.3%

Shares
Repurchased during the period	1.5	2.7	9.1	3.9	2.3	53.3%	1.5	6.2	NM
End-of-period – basic	217.3	214.8	205.9	203.0	200.8	-7.6%	217.3	200.8	-7.6%
End-of-period – diluted	220.7	217.4	209.0	204.2	202.2	-8.4%	220.7	202.2	-8.4%
Average for the period – diluted	221.6	218.5	215.0	206.0	202.9	-8.4%	221.9	204.4	-7.9%

(1) See reconciliation to net income (loss) on page 24.

Lincoln Financial Group
Key Stakeholder Metrics
Unaudited (millions of dollars, except per share data)

	As of or For the Three Months Ended						For the Six Months Ended
	6/30/18	9/30/18	12/31/18	3/31/19	6/30/19	Change	6/30/18	6/30/19	Change
Cash Returned to Common Stockholders
Shares repurchased	$100	$175	$535	$240	$150	50.0%	$100	$390	290.0%
Common dividends	72	72	70	76	75	4.2%	144	150	4.2%
Total cash returned to common stockholders	$172	$247	$605	$316	$225	30.8%	$244	$540	121.3%

Leverage Ratio
Short-term debt	$-	$-	$-	$300	$300	NM
Long-term debt	5,826	5,804	5,839	5,572	5,621	-3.5%
Total debt (1)	5,826	5,804	5,839	5,872	5,921	1.6%
Less:
Operating debt (2)	865	865	866	866	866	0.1%
25% of capital securities	302	302	302	302	302	0.0%
Carrying value of fair value hedges and other items	178	155	189	222	270	51.7%
Total numerator	$4,481	$4,482	$4,482	$4,482	$4,483	0.0%

Stockholders’ equity, excluding unrealized
investment gains (losses)	$13,675	$13,932	$13,621	$13,644	$13,797	0.9%
Add: 25% of capital securities	302	302	302	302	302	0.0%
Total numerator	4,481	4,482	4,482	4,482	4,483	0.0%
Total denominator	$18,458	$18,716	$18,405	$18,428	$18,582	0.7%

Leverage ratio	24.3%	23.9%	24.4%	24.3%	24.1%

Holding Company Available Liquidity	$484	$465	$465	$481	$474	-2.1%

(1) Excludes obligations under finance leases and certain financing arrangements of $413 million that are reported in other liabilities on our Consolidated Balance Sheets.
(2) We have categorized as operating debt the senior notes issued in October 2007 and June 2010 because the proceeds were used as a long-term structured solution to reduce the strain on increasing statutory reserves associated with secondary guarantee UL and term policies.

Lincoln Financial Group
Segment and Sources of Earnings
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/18	9/30/18	12/31/18	3/31/19	6/30/19	Change	6/30/18	6/30/19	Change
Income (Loss) from Operations, Pre-Tax
Annuities	$322	$350	$300	$287	$309	-4.0%	$635	$596	-6.1%
Retirement Plan Services	51	47	54	43	49	-3.9%	99	92	-7.1%
Life Insurance	185	217	218	195	207	11.9%	357	403	12.9%
Group Protection	57	79	64	70	86	50.9%	94	155	64.9%
Other Operations	(75)	(94)	(73)	(88)	(85)	-13.3%	(134)	(173)	-29.1%
Adjusted income (loss) from operations, before
income taxes	$540	$599	$563	$507	$566	4.8%	$1,051	$1,073	2.1%

Income (Loss) from Operations, After-Tax
Annuities	$275	$302	$258	$250	$266	-3.3%	$542	$517	-4.6%
Retirement Plan Services	43	40	45	39	42	-2.3%	86	81	-5.8%
Life Insurance	150	176	175	157	168	12.0%	294	325	10.5%
Group Protection	45	63	50	55	68	51.1%	74	123	66.2%
Other Operations	(59)	(71)	(53)	(60)	(66)	-11.9%	(101)	(127)	-25.7%
Adjusted income (loss) from operations	$454	$510	$475	$441	$478	5.3%	$895	$919	2.7%

	For the Three Months Ended						For the Trailing Twelve Months
	6/30/18	9/30/18	12/31/18	3/31/19	6/30/19	Change	6/30/18	6/30/19	Change
Sources of Earnings, Pre-Tax
Investment spread	$172	$169	$161	$151	$164	-4.7%	$724	$646	-10.8%
Mortality/morbidity	159	198	182	179	196	23.3%	604	754	24.8%
Fees on AUM	256	264	274	243	269	5.1%	1,031	1,049	1.7%
VA riders	28	62	19	22	22	-21.4%	107	126	17.8%
Total sources of earnings, before income taxes	615	693	636	595	651	5.9%	2,466	2,575	4.4%
Other Operations	(75)	(94)	(73)	(88)	(85)	-13.3%	(269)	(340)	-26.4%
Adjusted income (loss) from operations, before
income taxes	$540	$599	$563	$507	$566	4.8%	$2,197	$2,235	1.7%

Sources of Earnings, Pre-Tax, Percentage By Component
Investment spread	28.0%	24.4%	25.4%	25.5%	25.2%		29.4%	25.1%
Mortality/morbidity	26.0%	28.5%	28.5%	30.1%	30.2%		24.5%	29.3%
Fees on AUM	41.5%	38.2%	43.0%	40.7%	41.1%		41.8%	40.7%
VA riders	4.5%	8.9%	3.1%	3.7%	3.5%		4.3%	4.9%
Total	100.0%	100.0%	100.0%	100.0%	100.0%		100.0%	100.0%

Lincoln Financial Group
Select Earnings Drivers By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/18	9/30/18	12/31/18	3/31/19	6/30/19	Change	6/30/18	6/30/19	Change
Annuities
Operating revenues	$1,106	$1,118	$1,086	$1,174	$1,156	4.5%	$2,180	$2,330	6.9%
Deposits	2,983	3,080	3,774	3,508	3,654	22.5%	5,509	7,162	30.0%
Net flows	(126)	(81)	675	492	377	NM	(732)	869	218.7%
Average account values	136,741	138,639	124,869	127,185	131,675	-3.7%	137,532	129,437	-5.9%

Retirement Plan Services
Operating revenues	$292	$294	$300	$293	$299	2.4%	$584	$592	1.4%
Deposits	2,217	3,328	2,163	2,496	2,073	-6.5%	4,577	4,568	-0.2%
Net flows	499	1,411	173	(381)	307	-38.5%	962	(74)	NM
Average account values	68,534	71,293	69,518	69,977	72,612	6.0%	68,437	71,228	4.1%

Life Insurance
Operating revenues	$1,680	$1,766	$1,815	$1,700	$1,802	7.3%	$3,340	$3,502	4.9%
Deposits	1,517	1,523	1,863	1,537	1,683	10.9%	3,051	3,221	5.6%
Net flows	1,084	1,080	1,439	1,020	1,217	12.3%	2,160	2,237	3.6%
Average account values	49,548	50,201	50,088	50,355	51,495	3.9%	49,357	50,925	3.2%
Average in-force face amount	727,577	733,216	740,047	753,441	772,231	6.1%	725,081	762,836	5.2%

Group Protection
Operating revenues	$937	$1,128	$1,139	$1,138	$1,155	23.3%	$1,490	$2,293	53.9%
Insurance premiums	846	1,011	1,018	1,023	1,032	22.0%	1,354	2,055	51.8%

Consolidated
Adjusted operating revenues (1)	$4,073	$4,362	$4,394	$4,362	$4,470	9.7%	$7,719	$8,833	14.4%
Deposits	6,717	7,931	7,800	7,541	7,410	10.3%	13,137	14,951	13.8%
Net flows	1,457	2,410	2,287	1,131	1,901	30.5%	2,390	3,032	26.9%
Average account values	254,823	260,133	244,475	247,517	255,782	0.4%	255,326	251,590	-1.5%

(1) See reconciliation to total revenues on page 24.

Lincoln Financial Group
Sales By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/18	9/30/18	12/31/18	3/31/19	6/30/19	Change	6/30/18	6/30/19	Change
Sales
Annuities:
With guaranteed living benefits	$1,496	$1,416	$1,347	$1,060	$1,241	-17.0%	$2,943	$2,301	-21.8%
Without guaranteed living benefits	598	774	1,122	864	1,115	86.5%	1,185	1,979	67.0%
Variable	2,094	2,190	2,469	1,924	2,356	12.5%	4,128	4,280	3.7%
Fixed	889	890	1,305	1,584	1,298	46.0%	1,381	2,882	108.7%
Total Annuities	$2,983	$3,080	$3,774	$3,508	$3,654	22.5%	$5,509	$7,162	30.0%

Retirement Plan Services:
First-year sales	$841	$1,977	$835	$829	$610	-27.5%	$1,641	$1,438	-12.4%
Recurring deposits	1,376	1,351	1,328	1,667	1,463	6.3%	2,936	3,130	6.6%
Total Retirement Plan Services	$2,217	$3,328	$2,163	$2,496	$2,073	-6.5%	$4,577	$4,568	-0.2%

Life Insurance:
UL	$10	$9	$14	$11	$15	50.0%	$19	$26	36.8%
MoneyGuard®	57	53	58	51	56	-1.8%	115	107	-7.0%
IUL	14	13	22	16	25	78.6%	28	41	46.4%
VUL	46	62	103	52	53	15.2%	104	105	1.0%
Term	29	26	33	30	37	27.6%	54	67	24.1%
Total individual life insurance	156	163	230	160	186	19.2%	320	346	8.1%
Executive Benefits	6	4	32	31	24	300.0%	16	55	243.8%
Total Life Insurance	$162	$167	$262	$191	$210	29.6%	$336	$401	19.3%

Group Protection:
Life	$31	$69	$100	$64	$42	35.5%	$53	$107	101.9%
Disability	38	73	123	42	40	5.3%	59	82	39.0%
Dental	25	16	49	13	13	-48.0%	37	25	-32.4%
Total Group Protection	$94	$158	$272	$119	$95	1.1%	$149	$214	43.6%
Percent employee-paid	39.9%	40.0%	42.1%	52.6%	45.8%		44.9%	49.6%

Lincoln Financial Group
Operating Revenues and General and Administrative Expenses By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/18	9/30/18	12/31/18	3/31/19	6/30/19	Change	6/30/18	6/30/19	Change
Operating Revenues
Annuities	$1,106	$1,118	$1,086	$1,174	$1,156	4.5%	$2,180	$2,330	6.9%
Retirement Plan Services	292	294	300	293	299	2.4%	584	592	1.4%
Life Insurance	1,680	1,766	1,815	1,700	1,802	7.3%	3,340	3,502	4.9%
Group Protection	937	1,128	1,139	1,138	1,155	23.3%	1,490	2,293	53.9%
Other Operations	58	56	54	57	58	0.0%	125	116	-7.2%
Total adjusted operating revenues	$4,073	$4,362	$4,394	$4,362	$4,470	9.7%	$7,719	$8,833	14.4%

General and Administrative Expenses,
Net of Amounts Capitalized (1)
Annuities	111	$116	$120	$117	$126	13.5%	$227	$243	7.0%
Retirement Plan Services	75	75	78	75	76	1.3%	151	150	-0.7%
Life Insurance	113	119	121	121	131	15.9%	230	253	10.0%
Group Protection	140	174	166	156	167	19.3%	220	323	46.8%
Other Operations	28	34	33	40	37	32.1%	57	78	36.8%
Total	$467	$518	$518	$509	$537	15.0%	$885	$1,047	18.3%

General and Administrative Expenses,
Net of Amounts Capitalized, as a Percentage
of Operating Revenues
Annuities	10.0%	10.4%	11.1%	10.0%	10.9%		10.4%	10.4%
Retirement Plan Services	25.7%	25.6%	25.8%	25.5%	25.4%		25.8%	25.4%
Life Insurance	6.7%	6.8%	6.7%	7.1%	7.3%		6.9%	7.2%
Group Protection	14.9%	15.3%	14.6%	13.7%	14.4%		14.8%	14.1%
Other Operations	50.2%	59.9%	59.8%	69.9%	64.3%		45.7%	67.1%
Total	11.5%	11.9%	11.8%	11.7%	12.0%		11.5%	11.9%

(1) See page 11 for general and administrative expenses capitalized.

Lincoln Financial Group
Operating Commissions and Other Expenses
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/18	9/30/18	12/31/18	3/31/19	6/30/19	Change	6/30/18	6/30/19	Change
Operating Commissions and
Other Expenses Incurred
General and administrative expenses	$515	$572	$591	$563	$593	15.1%	$975	$1,157	18.7%
Commissions	623	650	737	649	689	10.6%	1,219	1,338	9.8%
Taxes, licenses and fees	79	82	80	100	74	-6.3%	158	174	10.1%
Interest and debt expense	68	69	69	71	70	2.9%	136	141	3.7%
Expenses associated with reserve financing
and unrelated letters of credit	21	21	22	22	22	4.8%	41	44	7.3%
Total adjusted operating commissions and other
expenses incurred	1,306	1,394	1,499	1,405	1,448	10.9%	2,529	2,854	12.9%

Less Amounts Capitalized
General and administrative expenses	(48)	(54)	(73)	(54)	(56)	-16.7%	(90)	(110)	-22.2%
Commissions	(292)	(313)	(406)	(326)	(348)	-19.2%	(582)	(674)	-15.8%
Taxes, licenses and fees	(10)	(9)	(59)	(15)	(15)	-50.0%	(21)	(30)	-42.9%
Total amounts capitalized	(350)	(376)	(538)	(395)	(419)	-19.7%	(693)	(814)	-17.5%
Total expenses incurred, net of amounts
capitalized, excluding amortization	956	1,018	961	1,010	1,029	7.6%	1,836	2,040	11.1%

Amortization
Amortization of DAC, VOBA and other intangibles	262	420	308	209	280	6.9%	521	488	-6.3%
Total adjusted operating commissions and
other expenses	$1,218	$1,438	$1,269	$1,219	$1,309	7.5%	$2,357	$2,528	7.3%

Lincoln Financial Group
Interest Rate Yields and Spreads By Segment
Unaudited

	For the Three Months Ended						For the Six Months Ended
	6/30/18	9/30/18	12/31/18	3/31/19	6/30/19	Change	6/30/18	6/30/19	Change
Annuities
Earned rate on reserves	3.84%	3.89%	3.92%	3.97%	4.09%	25	3.85%	4.03%	18
Variable investment income on reserves (1)	0.13%	0.13%	0.07%	0.05%	0.09%	(4)	0.11%	0.07%	(4)
Net investment income yield on reserves	3.97%	4.02%	3.99%	4.02%	4.18%	21	3.96%	4.10%	14
Interest rate credited to contract holders	2.23%	2.24%	2.31%	2.41%	2.35%	12	2.27%	2.37%	10
Interest rate spread	1.74%	1.78%	1.68%	1.61%	1.83%	9	1.69%	1.73%	4
Base spreads excluding variable investment income	1.61%	1.65%	1.61%	1.56%	1.74%	13	1.58%	1.66%	8

Retirement Plan Services
Earned rate on reserves	4.25%	4.19%	4.20%	4.18%	4.13%	(12)	4.27%	4.16%	(11)
Variable investment income on reserves (1)	0.12%	0.10%	0.06%	0.05%	0.07%	(5)	0.10%	0.06%	(4)
Net investment income yield on reserves	4.37%	4.29%	4.26%	4.23%	4.20%	(17)	4.37%	4.22%	(15)
Interest rate credited to contract holders	2.90%	2.90%	2.89%	2.92%	2.90%	-	2.90%	2.91%	1
Interest rate spread	1.47%	1.39%	1.37%	1.31%	1.30%	(17)	1.47%	1.31%	(16)
Base spreads excluding variable investment income	1.35%	1.29%	1.31%	1.26%	1.23%	(12)	1.37%	1.25%	(12)

Life Insurance – Interest-Sensitive
Earned rate on reserves	4.98%	4.85%	4.92%	4.85%	4.87%	(11)	4.98%	4.86%	(12)
Variable investment income on reserves (1)	0.16%	0.38%	0.61%	0.06%	0.46%	30	0.21%	0.26%	5
Net investment income yield on reserves	5.14%	5.23%	5.53%	4.91%	5.33%	19	5.19%	5.12%	(7)
Interest rate credited to contract holders	3.72%	3.72%	3.73%	3.69%	3.68%	(4)	3.73%	3.68%	(5)
Interest rate spread	1.42%	1.51%	1.80%	1.22%	1.65%	23	1.46%	1.44%	(2)
Base spreads excluding variable investment income	1.26%	1.13%	1.19%	1.16%	1.19%	(7)	1.25%	1.18%	(7)

Total (2)
Earned rate (3)	4.46%	4.37%	4.43%	4.33%	4.35%	(11)	4.48%	4.33%	(15)
Variable investment income (1) (3)	0.17%	0.29%	0.43%	0.06%	0.32%	15	0.20%	0.20%	-
Net investment income yield (3)	4.63%	4.66%	4.86%	4.39%	4.67%	4	4.68%	4.53%	(15)

(1) Variable investment income consists of commercial mortgage loan prepayment and bond make-whole premiums and investment income on alternative investments.
(2) Includes the results of all of our business segments and Other Operations.
(3) Includes investment yields on reserves and surplus.

Select Earnings and Operational Data from Business Segments

Lincoln
Financial Group®

You're In Charge®

Lincoln Financial Group
Annuities – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Six Months Ended
	6/30/18	9/30/18	12/31/18	3/31/19	6/30/19	Change	6/30/18	6/30/19	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$109	$102	$108	$208	$137	25.7%	$180	$345	91.7%
Fee income	587	598	571	568	586	-0.2%	1,173	1,154	-1.6%
Net investment income	244	251	261	257	286	17.2%	493	544	10.3%
Operating realized gain (loss)	48	46	50	41	46	-4.2%	96	87	-9.4%
Amortization of deferred gain	-	-	8	8	8	NM	-	15	NM
Other revenues	118	121	88	92	93	-21.2%	238	185	-22.3%
Total operating revenues	1,106	1,118	1,086	1,174	1,156	4.5%	2,180	2,330	6.9%
Operating expenses:
Interest credited	144	145	150	162	163	13.2%	291	325	11.7%
Benefits	183	149	196	284	219	19.7%	329	503	52.9%
Commissions incurred	265	278	291	268	287	8.3%	509	555	9.0%
Other expenses incurred	222	233	241	230	244	9.9%	454	475	4.6%
Amounts capitalized	(134)	(147)	(176)	(147)	(161)	-20.1%	(254)	(308)	-21.3%
Amortization	104	110	84	90	95	-8.7%	216	184	-14.8%
Total operating expenses	784	768	786	887	847	8.0%	1,545	1,734	12.2%
Income (loss) from operations before taxes	322	350	300	287	309	-4.0%	635	596	-6.1%
Federal income tax expense (benefit)	47	48	42	37	43	-8.5%	93	79	-15.1%
Income (loss) from operations	$275	$302	$258	$250	$266	-3.3%	$542	$517	-4.6%

Effective Federal Income Tax Rate	14.6%	13.6%	13.8%	12.8%	13.9%		14.6%	13.4%

Average Equity, Excluding Goodwill and AOCI	$5,002	$5,045	$5,000	$4,785	$4,741	-5.2%	$4,978	$4,763	-4.3%

ROE, Excluding Goodwill and AOCI	22.0%	23.9%	20.7%	20.9%	22.5%		21.8%	21.7%

Return on Average Account Values	81	87	83	79	81	-	79	80	1

Income (Loss) from Operations
Variable annuity	225	264	232	214	232	3.1%	444	447	0.7%
Fixed annuity	50	38	26	36	34	-32.0%	98	70	-28.6%

Account Values
Variable annuity account values:
Average	$117,177	$118,838	$112,615	$113,785	$117,254	0.1%	$117,974	$115,531	-2.1%
End-of-period	116,901	119,430	108,536	116,514	119,005	1.8%	116,901	119,005	1.8%
Fixed annuity account values:
Average	19,564	19,801	12,254	13,400	14,421	-26.3%	19,558	13,906	-28.9%
End-of-period	19,655	19,855	12,743	13,944	14,839	-24.5%	19,655	14,839	-24.5%

Lincoln Financial Group
Retirement Plan Services – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Six Months Ended
	6/30/18	9/30/18	12/31/18	3/31/19	6/30/19	Change	6/30/18	6/30/19	Change
Income (Loss) from Operations
Operating revenues:
Fee income	$64	$65	$62	$61	$62	-3.1%	$129	$123	-4.7%
Net investment income	222	223	232	226	231	4.1%	444	457	2.9%
Other revenues	6	6	6	6	6	0.0%	11	12	9.1%
Total operating revenues	292	294	300	293	299	2.4%	584	592	1.4%
Operating expenses:
Interest credited	137	140	142	145	145	5.8%	274	290	5.8%
Benefits	-	-	-	-	1	NM	1	1	0.0%
Commissions incurred	21	20	18	19	19	-9.5%	40	39	-2.5%
Other expenses incurred	83	83	86	85	83	0.0%	167	167	0.0%
Amounts capitalized	(6)	(5)	(6)	(5)	(5)	16.7%	(10)	(10)	0.0%
Amortization	6	9	6	6	7	16.7%	13	13	0.0%
Total operating expenses	241	247	246	250	250	3.7%	485	500	3.1%
Income (loss) from operations before taxes	51	47	54	43	49	-3.9%	99	92	-7.1%
Federal income tax expense (benefit)	8	7	9	4	7	-12.5%	13	11	-15.4%
Income (loss) from operations	$43	$40	$45	$39	$42	-2.3%	$86	$81	-5.8%

Effective Federal Income Tax Rate	15.1%	15.9%	15.9%	8.5%	14.3%		13.3%	11.6%

Average Equity, Excluding Goodwill and AOCI	$1,302	$1,316	$1,356	$1,402	$1,429	9.8%	$1,307	$1,415	8.3%

ROE, Excluding Goodwill and AOCI	13.3%	12.1%	13.3%	11.2%	11.7%		13.1%	11.5%

Pre-tax Net Margin	32.8%	30.7%	34.0%	29.1%	31.7%		31.9%	30.4%

Return on Average Account Values	25	22	26	22	23	(2)	25	23	(2)

Net Flows by Market
Small Market	12	110	248	189	25	108.3%	$(67)	$213	NM
Mid - Large Market	730	1,573	264	(283)	532	-27.1%	1,564	249	-84.1%
Multi-Fund® and Other	(243)	(272)	(339)	(287)	(250)	-2.9%	(535)	(536)	-0.2%

Net Flows – Trailing Twelve Months	$1,844	$2,813	$2,546	$1,702	$1,510	-18.1%	$1,844	$1,510	-18.1%

Lincoln Financial Group
Life Insurance – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Six Months Ended
	6/30/18	9/30/18	12/31/18	3/31/19	6/30/19	Change	6/30/18	6/30/19	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$205	$205	$210	$213	$224	9.3%	$401	$438	9.2%
Fee income	819	886	881	844	868	6.0%	1,624	1,710	5.3%
Net investment income	650	671	719	643	707	8.8%	1,308	1,351	3.3%
Operating realized gain (loss)	(2)	(3)	-	(3)	(2)	0.0%	(2)	(5)	NM
Other revenues	8	7	5	3	5	-37.5%	9	8	-11.1%
Total operating revenues	1,680	1,766	1,815	1,700	1,802	7.3%	3,340	3,502	4.9%
Operating expenses:
Interest credited	351	352	357	354	355	1.1%	705	709	0.6%
Benefits	840	742	913	902	913	8.7%	1,690	1,814	7.3%
Commissions incurred	166	173	241	186	197	18.7%	345	383	11.0%
Other expenses incurred	198	202	210	212	214	8.1%	399	426	6.8%
Amounts capitalized	(193)	(199)	(318)	(220)	(232)	-20.2%	(397)	(452)	-13.9%
Amortization	133	279	194	71	148	11.3%	241	219	-9.1%
Total operating expenses	1,495	1,549	1,597	1,505	1,595	6.7%	2,983	3,099	3.9%
Income (loss) from operations before taxes	185	217	218	195	207	11.9%	357	403	12.9%
Federal income tax expense (benefit)	35	41	43	38	39	11.4%	63	78	23.8%
Income (loss) from operations	$150	$176	$175	$157	$168	12.0%	$294	$325	10.5%

Effective Federal Income Tax Rate	18.9%	18.7%	19.8%	19.6%	19.1%		17.6%	19.3%

Average Equity, Excluding Goodwill and AOCI	$7,954	$8,047	$8,147	$8,399	$8,697	9.3%	$7,890	$8,548	8.3%

ROE, Excluding Goodwill and AOCI	7.5%	8.8%	8.6%	7.5%	7.7%		7.5%	7.6%

Average Account Values	$49,548	$50,201	$50,088	$50,355	$51,495	3.9%	$49,357	$50,925	3.2%

In-Force Face Amount
UL and other	$341,663	$342,455	$343,922	$346,292	$347,674	1.8%	$341,663	$347,674	1.8%
Term insurance	388,475	393,839	399,877	416,789	433,706	11.6%	388,475	433,706	11.6%
Total in-force face amount	$730,138	$736,294	$743,799	$763,081	$781,380	7.0%	$730,138	$781,380	7.0%

Lincoln Financial Group
Group Protection – Select Earnings and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/18	9/30/18	12/31/18	3/31/19	6/30/19	Change	6/30/18	6/30/19	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$846	$1,011	$1,018	$1,023	$1,032	22.0%	$1,354	$2,055	51.8%
Net investment income	63	76	80	74	81	28.6%	103	154	49.5%
Other revenues	28	41	41	41	42	50.0%	33	84	154.5%
Total operating revenues	937	1,128	1,139	1,138	1,155	23.3%	1,490	2,293	53.9%
Operating expenses:
Interest credited	1	1	2	1	1	0.0%	2	3	50.0%
Benefits	617	744	769	753	758	22.9%	943	1,511	60.2%
Commissions incurred	83	89	101	92	92	10.8%	149	184	23.5%
Other expenses incurred	176	218	218	203	208	18.2%	281	411	46.3%
Amounts capitalized	(17)	(25)	(39)	(23)	(20)	-17.6%	(30)	(43)	-43.3%
Amortization	20	22	24	42	30	50.0%	51	72	41.2%
Total operating expenses	880	1,049	1,075	1,068	1,069	21.5%	1,396	2,138	53.2%
Income (loss) from operations before taxes	57	79	64	70	86	50.9%	94	155	64.9%
Federal income tax expense (benefit)	12	16	14	15	18	50.0%	20	32	60.0%
Income (loss) from operations	$45	$63	$50	$55	$68	51.1%	$74	$123	66.2%

Effective Federal Income Tax Rate	21.0%	21.0%	21.0%	21.0%	21.0%		21.0%	21.0%

Average Equity, Excluding Goodwill and AOCI	$1,610	$2,105	$2,082	$2,165	$2,360	46.6%	$1,356	$2,262	66.9%

ROE, Excluding Goodwill and AOCI	11.2%	11.9%	9.6%	10.1%	11.5%		10.9%	10.9%

Loss Ratios by Product Line
Life	68.0%	70.6%	70.8%	71.4%	71.2%		66.1%	71.3%
Disability	76.4%	75.8%	79.6%	75.4%	74.9%		71.6%	75.2%
Dental	73.4%	72.2%	70.6%	72.2%	75.0%		74.0%	73.6%
Total	73.1%	73.6%	75.8%	73.7%	73.6%		69.8%	73.6%

Lincoln Financial Group
Other Operations – Select Earnings and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/18	9/30/18	12/31/18	3/31/19	6/30/19	Change	6/30/18	6/30/19	Change
Other Operations
Operating revenues:
Insurance premiums	$5	$4	$-	$2	$5	0.0%	$8	$7	-12.5%
Net investment income	53	50	57	51	50	-5.7%	117	100	-14.5%
Other revenues	-	2	(3)	4	3	NM	-	9	NM
Total operating revenues	58	56	54	57	58	0.0%	125	116	-7.2%
Operating expenses:
Interest credited	14	14	13	15	15	7.1%	29	30	3.4%
Benefits	28	38	20	20	25	-10.7%	47	46	-2.1%
Commissions and other expenses	7	11	(3)	24	18	157.1%	16	41	156.3%
Interest and debt expenses	68	69	69	71	70	2.9%	136	141	3.7%
Strategic digitization expense	16	18	28	15	15	-6.3%	31	31	0.0%
Total operating expenses	133	150	127	145	143	7.5%	259	289	11.6%
Income (loss) from operations before taxes	(75)	(94)	(73)	(88)	(85)	-13.3%	(134)	(173)	-29.1%
Federal income tax expense (benefit)	(16)	(23)	(20)	(28)	(19)	-18.8%	(33)	(46)	-39.4%
Income (loss) from operations	$(59)	$(71)	$(53)	$(60)	$(66)	-11.9%	$(101)	$(127)	-25.7%

DAC, VOBA, DSI, DFEL

& Account Value Roll Forwards

Lincoln
Financial Group®

You're In Charge®

Lincoln Financial Group
Consolidated – DAC, VOBA, DSI and DFEL Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/18	9/30/18	12/31/18	3/31/19	6/30/19	Change	6/30/18	6/30/19	Change
DAC, VOBA and DSI
Balance as of beginning-of-period	$9,538	$10,162	$10,278	$10,512	$9,689	1.6%	$8,641	$10,512	21.7%
Deferrals	363	387	550	406	427	17.6%	716	832	16.2%
Operating amortization	(269)	(424)	(311)	(209)	(279)	-3.7%	(535)	(488)	8.8%
Deferrals, net of operating amortization	94	(37)	239	197	148	57.4%	181	344	90.1%
Amortization associated with benefit ratio unlocking	1	(5)	36	(25)	(7)	NM	6	(32)	NM
Business acquired	30	-	-	-	-	-100.0%	30	-	-100.0%
Business sold through reinsurance	-	-	(278)	-	-	NM	-	-	NM
Adjustment related to realized gains (losses)	(7)	-	(38)	31	11	257.1%	(12)	42	NM
Adjustment related to unrealized gains (losses)	506	158	275	(1,026)	(1,009)	NM	1,316	(2,034)	NM
Balance as of end-of-period	$10,162	$10,278	$10,512	$9,689	$8,832	-13.1%	$10,162	$8,832	-13.1%

DFEL
Balance as of beginning-of-period	$1,877	$2,294	$2,442	$2,769	$2,203	17.4%	$1,445	$2,769	91.6%
Deferrals	207	214	251	217	245	18.4%	410	462	12.7%
Operating amortization	(121)	(165)	(146)	(112)	(142)	-17.4%	(227)	(255)	-12.3%
Deferrals, net of operating amortization	86	49	105	105	103	19.8%	183	207	13.1%
Amortization associated with benefit ratio unlocking	-	(1)	4	(3)	(1)	NM	1	(4)	NM
Adjustment related to realized (gains) losses	(4)	(3)	(10)	3	(3)	25.0%	(8)	-	100.0%
Adjustment related to unrealized (gains) losses	335	103	228	(671)	(655)	NM	673	(1,325)	NM
Balance as of end-of-period	$2,294	$2,442	$2,769	$2,203	$1,647	-28.2%	$2,294	$1,647	-28.2%

DAC, VOBA, DSI and DFEL
Balance as of End-of-Period, After-Tax	$6,216	$6,190	$6,117	$5,914	$5,676	-8.7%	$6,216	$5,676	-8.7%

Lincoln Financial Group
Annuities – Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/18	9/30/18	12/31/18	3/31/19	6/30/19	Change	6/30/18	6/30/19	Change
Fixed Annuities
Balance as of beginning-of-period	$20,315	$20,722	$21,116	$21,666	$22,941	12.9%	$20,305	$21,666	6.7%
Gross deposits	889	890	1,305	1,584	1,298	46.0%	1,381	2,882	108.7%
Full surrenders and deaths	(490)	(555)	(501)	(469)	(501)	-2.2%	(890)	(970)	-9.0%
Other contract benefits	(157)	(161)	(186)	(151)	(135)	14.0%	(308)	(286)	7.1%
Net flows	242	174	618	964	662	173.6%	183	1,626	NM
Contract holder assessments	(8)	(8)	(9)	(8)	(10)	-25.0%	(15)	(18)	-20.0%
Reinvested interest credited	173	228	(59)	319	243	40.5%	249	562	125.7%
Balance as of end-of-period, gross	20,722	21,116	21,666	22,941	23,836	15.0%	20,722	23,836	15.0%
Reinsurance ceded	(1,067)	(1,261)	(8,923)	(8,997)	(8,997)	NM	(1,067)	(8,997)	NM
Balance as of end-of-period, net	$19,655	$19,855	$12,743	$13,944	$14,839	-24.5%	$19,655	$14,839	-24.5%

Variable Annuities
Balance as of beginning-of-period	$116,172	$116,901	$119,430	$108,536	$116,514	0.3%	$117,479	$108,536	-7.6%
Gross deposits	2,094	2,190	2,469	1,924	2,356	12.5%	4,128	4,280	3.7%
Full surrenders and deaths	(1,545)	(1,523)	(1,414)	(1,458)	(1,722)	-11.5%	(3,158)	(3,180)	-0.7%
Other contract benefits	(917)	(922)	(998)	(938)	(919)	-0.2%	(1,885)	(1,857)	1.5%
Net flows	(368)	(255)	57	(472)	(285)	22.6%	(915)	(757)	17.3%
Contract holder assessments	(620)	(629)	(617)	(601)	(619)	0.2%	(1,238)	(1,221)
Change in market value and reinvestment	1,717	3,413	(10,334)	9,051	3,395	97.7%	1,575	12,447	NM
Balance as of end-of-period, gross and net	$116,901	$119,430	$108,536	$116,514	$119,005	1.8%	$116,901	$119,005	1.8%

Total
Balance as of beginning-of-period	$136,487	$137,623	$140,546	$130,202	$139,455	2.2%	$137,784	$130,202	-5.5%
Gross deposits	2,983	3,080	3,774	3,508	3,654	22.5%	5,509	7,162	30.0%
Full surrenders and deaths	(2,035)	(2,078)	(1,915)	(1,927)	(2,223)	-9.2%	(4,048)	(4,150)	-2.5%
Other contract benefits	(1,074)	(1,083)	(1,184)	(1,089)	(1,054)	1.9%	(2,193)	(2,143)	2.3%
Net flows	(126)	(81)	675	492	377	NM	(732)	869	218.7%
Contract holder assessments	(628)	(637)	(626)	(609)	(629)	-0.2%	(1,253)	(1,239)	1.1%
Change in market value and reinvestment	1,890	3,641	(10,393)	9,370	3,638	92.5%	1,824	13,009	NM
Balance as of end-of-period, gross	137,623	140,546	130,202	139,455	142,841	3.8%	137,623	142,841	3.8%
Reinsurance ceded	(1,067)	(1,261)	(8,923)	(8,997)	(8,997)	NM	(1,067)	(8,997)	NM
Balance as of end-of-period, net	$136,556	$139,285	$121,279	$130,458	$133,844	-2.0%	$136,556	$133,844	-2.0%

Lincoln Financial Group
Retirement Plan Services – Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/18	9/30/18	12/31/18	3/31/19	6/30/19	Change	6/30/18	6/30/19	Change
General Account
Balance as of beginning-of-period	$18,856	$19,046	$19,511	$19,766	$19,914	5.6%	$18,724	$19,766	5.6%
Gross deposits	394	704	489	458	393	-0.3%	853	850	-0.4%
Withdrawals	(443)	(442)	(544)	(519)	(470)	-6.1%	(963)	(989)	-2.7%
Net flows	(49)	262	(55)	(61)	(77)	-57.1%	(110)	(139)	-26.4%
Transfers between fixed and variable accounts	104	65	169	70	97	-6.7%	164	168	2.4%
Contract holder assessments	(3)	(3)	(3)	(3)	(3)	0.0%	(5)	(6)	-20.0%
Reinvestment interest credited	138	141	144	142	145	5.1%	273	287	5.1%
Balance as of end-of-period	$19,046	$19,511	$19,766	$19,914	$20,076	5.4%	$19,046	$20,076	5.4%

Separate Account and Mutual Funds
Balance as of beginning-of-period	$48,854	$50,137	$52,994	$47,289	$51,885	6.2%	$48,645	$47,289	-2.8%
Gross deposits	1,823	2,624	1,674	2,038	1,680	-7.8%	3,724	3,718	-0.2%
Withdrawals	(1,275)	(1,475)	(1,446)	(2,358)	(1,296)	-1.6%	(2,652)	(3,653)	-37.7%
Net flows	548	1,149	228	(320)	384	-29.9%	1,072	65	-93.9%
Transfers between fixed and variable accounts	(112)	(134)	(170)	(210)	(141)	-25.9%	(231)	(352)	-52.4%
Contract holder assessments	(52)	(53)	(52)	(51)	(52)	0.0%	(105)	(103)	1.9%
Change in market value and reinvestment	899	1,895	(5,711)	5,177	1,862	107.1%	756	7,039	NM
Balance as of end-of-period	$50,137	$52,994	$47,289	$51,885	$53,938	7.6%	$50,137	$53,938	7.6%

Total
Balance as of beginning-of-period	$67,710	$69,183	$72,505	$67,055	$71,799	6.0%	$67,369	$67,055	-0.5%
Gross deposits	2,217	3,328	2,163	2,496	2,073	-6.5%	4,577	4,568	-0.2%
Withdrawals	(1,718)	(1,917)	(1,990)	(2,877)	(1,766)	-2.8%	(3,615)	(4,642)	-28.4%
Net flows	499	1,411	173	(381)	307	-38.5%	962	(74)	NM
Transfers between fixed and variable accounts	(8)	(69)	(1)	(140)	(44)	NM	(67)	(184)	NM
Contract holder assessments	(55)	(56)	(55)	(54)	(55)	0.0%	(110)	(109)	0.9%
Change in market value and reinvestment	1,037	2,036	(5,567)	5,319	2,007	93.5%	1,029	7,326	NM
Balance as of end-of-period	$69,183	$72,505	$67,055	$71,799	$74,014	7.0%	$69,183	$74,014	7.0%

Lincoln Financial Group
Life Insurance – Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/18	9/30/18	12/31/18	3/31/19	6/30/19	Change	6/30/18	6/30/19	Change
General Account
Balance as of beginning-of-period	$36,855	$36,955	$37,054	$37,289	$37,275	1.1%	$36,791	$37,289	1.4%
Deposits	1,073	1,024	1,133	1,027	1,117	4.1%	2,112	2,144	1.5%
Withdrawals and deaths	(312)	(266)	(197)	(331)	(195)	37.5%	(629)	(527)	16.2%
Net flows	761	758	936	696	922	21.2%	1,483	1,617	9.0%
Contract holder assessments	(1,018)	(1,024)	(1,051)	(1,043)	(1,107)	-8.7%	(2,037)	(2,148)	-5.4%
Reinvested interest credited	357	365	350	333	348	-2.5%	718	680	-5.3%
Balance as of end-of-period, gross	36,955	37,054	37,289	37,275	37,438	1.3%	36,955	37,438	1.3%
Reinsurance ceded	(693)	(683)	(677)	(669)	(666)	3.9%	(693)	(666)	3.9%
Balance as of end-of-period, net	$36,262	$36,371	$36,612	$36,606	$36,772	1.4%	$36,262	$36,772	1.4%

Separate Account
Balance as of beginning-of-period	$13,987	$14,420	$15,102	$13,735	$15,346	9.7%	$13,851	$13,735	-0.8%
Deposits	444	499	730	510	566	27.5%	939	1,077	14.7%
Withdrawals and deaths	(121)	(177)	(227)	(186)	(271)	NM	(262)	(457)	-74.4%
Net flows	323	322	503	324	295	-8.7%	677	620	-8.4%
Contract holder assessments	(179)	(187)	(210)	(193)	(195)	-8.9%	(358)	(388)	-8.4%
Change in market value and reinvestment	289	547	(1,660)	1,480	495	71.3%	250	1,974	NM
Balance as of end-of-period, gross	14,420	15,102	13,735	15,346	15,941	10.5%	14,420	15,941	10.5%
Reinsurance ceded	(868)	(886)	(758)	(832)	(844)	2.8%	(868)	(844)	2.8%
Balance as of end-of-period, net	$13,552	$14,216	$12,977	$14,514	$15,097	11.4%	$13,552	$15,097	11.4%

Total
Balance as of beginning-of-period	$50,842	$51,375	$52,156	$51,024	$52,621	3.5%	$50,642	$51,024	0.8%
Deposits	1,517	1,523	1,863	1,537	1,683	10.9%	3,051	3,221	5.6%
Withdrawals and deaths	(433)	(443)	(424)	(517)	(466)	-7.6%	(891)	(984)	-10.4%
Net flows	1,084	1,080	1,439	1,020	1,217	12.3%	2,160	2,237	3.6%
Contract holder assessments	(1,197)	(1,211)	(1,261)	(1,236)	(1,302)	-8.8%	(2,395)	(2,536)	-5.9%
Change in market value and reinvestment	646	912	(1,310)	1,813	843	30.5%	968	2,654	174.2%
Balance as of end-of-period, gross	51,375	52,156	51,024	52,621	53,379	3.9%	51,375	53,379	3.9%
Reinsurance ceded	(1,561)	(1,569)	(1,435)	(1,501)	(1,510)	3.3%	(1,561)	(1,510)	3.3%
Balance as of end-of-period, net	$49,814	$50,587	$49,589	$51,120	$51,869	4.1%	$49,814	$51,869	4.1%

Other Information

Lincoln
Financial Group®

You're In Charge®

Lincoln Financial Group
Select Investment Data
Unaudited (millions of dollars)

	As of 6/30/18		As of 12/31/18		As of 6/30/19
	Amount	%	Amount	%	Amount	%
Fixed Maturity AFS, Trading and Equity Securities, at Fair Value
Fixed maturity AFS securities:
Corporate bonds	$81,059	85.7%	$81,314	84.7%	$85,907	82.3%
U.S. government bonds	422	0.4%	417	0.4%	430	0.4%
Foreign government bonds	471	0.5%	448	0.5%	440	0.4%
Mortgage-backed securities	4,121	4.4%	4,177	4.3%	4,257	4.1%
Asset-backed collateralized debt obligations	1,119	1.2%	1,730	1.8%	2,425	2.3%
State and municipal bonds	5,248	5.5%	5,345	5.6%	5,669	5.4%
Hybrid and redeemable preferred securities	620	0.7%	593	0.6%	605	0.6%
Total fixed maturity AFS securities	93,060	98.4%	94,024	97.9%	99,733	95.5%
Trading securities	1,450	1.5%	1,950	2.0%	4,522	4.3%
Equity securities	112	0.1%	99	0.1%	196	0.2%
Total fixed maturity AFS, trading and equity securities	$94,622	100.0%	$96,073	100.0%	$104,451	100.0%

Fixed Maturity AFS, Trading and Equity Securities, at Amortized Cost
Fixed maturity AFS securities	$90,083	98.5%	$92,429	98.0%	$91,190	95.4%
Trading securities	1,304	1.4%	1,823	1.9%	4,227	4.4%
Equity securities	110	0.1%	116	0.1%	205	0.2%
Total fixed maturity AFS, trading and equity securities	$91,497	100.0%	$94,368	100.0%	$95,622	100.0%

Percentage of Fixed Maturity AFS Securities, at Amortized Cost
Investment grade		95.9%		96.2%		96.1%
Below investment grade		4.1%		3.8%		3.9%

Lincoln Financial Group
Realized Gain (Loss) and Benefit Ratio Unlocking, After-DAC
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/18	9/30/18	12/31/18	3/31/19	6/30/19	Change	6/30/18	6/30/19	Change
Realized Gain (Loss), Pre-Tax
Total adjusted operating realized gain (loss)	$46	$43	$50	$38	$44	-4.3%	$94	$82	-12.8%
Total excluded realized gain (loss)	(53)	(98)	141	(400)	(161)	NM	(89)	(562)	NM
Total realized gain (loss), pre-tax	$(7)	$(55)	$191	$(362)	$(117)	NM	$5	$(480)	NM

Excluded Realized Gain (Loss) Net of
Benefit Ratio Unlocking, After-Tax
Total excluded realized gain (loss)	$(41)	$(77)	$111	$(316)	$(128)	NM	$(69)	$(443)	NM
Benefit ratio unlocking	7	33	(167)	142	46	NM	(3)	188	NM
Net gain (loss), after-tax	$(34)	$(44)	$(56)	$(174)	$(82)	NM	$(72)	$(255)	NM

Realized Gain (Loss) Net of Benefit Ratio
Unlocking, After-Tax
Realized gain (loss) related to investments	$9	$(15)	$(37)	$(110)	$(37)	NM	$(6)	$(146)	NM
Variable annuity net derivative results:
Hedge program performance, including unlocking
for GLB reserves hedged	(42)	(19)	(53)	(15)	(19)	54.8%	(67)	(33)	50.7%
GLB non-performance risk component	2	(5)	56	(27)	(2)	NM	7	(30)	NM
Total variable annuity net derivative results	(40)	(24)	3	(42)	(21)	47.5%	(60)	(63)	-5.0%
Indexed annuity forward-starting option	(3)	(5)	(22)	(22)	(24)	NM	(6)	(46)	NM
Excluded realized gain (loss) net of
benefit ratio unlocking, after-tax	$(34)	$(44)	$(56)	$(174)	$(82)	NM	$(72)	$(255)	NM

Components of Realized Gain (Loss)
Related to Investments, After-Tax
OTTI	$(1)	$(2)	$(2)	$(6)	$(3)	NM	$(2)	$(9)	NM
Other realized gain (loss) related to certain investments	(11)	(7)	(13)	(15)	(7)	39.0%	(26)	(21)	19.2%
Gain (loss) on the mark-to-market on equity investments	2	-	(15)	5	1	-50.0%	1	6	NM
Gain (loss) on the mark-to-market on certain instruments	19	(6)	(7)	(94)	(28)	NM	21	(122)	NM
Total realized gain (loss) related
to investments, after-tax	$9	$(15)	$(37)	$(110)	$(37)	NM	$(6)	$(146)	NM

Lincoln Financial Group
Select GAAP to Non-GAAP Reconciliations
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended
	6/30/18	9/30/18	12/31/18	3/31/19	6/30/19	Change	6/30/18	6/30/19	Change
Revenues
Total revenues	$4,020	$4,264	$4,531	$3,965	$4,310	7.2%	$7,629	$8,275	8.5%
Less:
Excluded realized gain (loss)	(53)	(98)	141	(400)	(161)	NM	(89)	(562)	NM
Amortization of DFEL associated with
benefit ratio unlocking	-	-	(4)	3	1	NM	(1)	4	NM
Adjusted operating revenues	$4,073	$4,362	$4,394	$4,362	$4,470	9.7%	$7,719	$8,833	14.4%

Net Income
Net income (loss)	$385	$490	$399	$252	$363	-5.7%	$752	$616	-18.1%
Less:
Excluded realized gain (loss), after-tax	(41)	(77)	111	(316)	(128)	NM	(69)	(443)	NM
Benefit ratio unlocking, after-tax	7	33	(167)	142	46	NM	(3)	188	NM
Net impact from the Tax Cuts and Jobs Act	-	32	-	-	-	NM	(13)	-	100.0%
Acquisition and integration costs related to
mergers and acquisitions, after-tax	(35)	(8)	(20)	(15)	(33)	5.7%	(39)	(48)	-23.1%
Gain (loss) on early extinguishment of debt, after-tax	-	-	-	-	-	NM	(19)	-	100.0%
Adjusted income (loss) from operations	$454	$510	$475	$441	$478	5.3%	$895	$919	2.7%

Earnings (Loss) Per Common Share – Diluted
Net income (loss)	$1.70	$2.24	$1.80	$1.22	$1.79	5.3%	$3.34	$3.01	-9.9%
Less:
Excluded realized gain (loss), after-tax	(0.19)	(0.36)	0.53	(1.54)	(0.63)	NM	(0.32)	(2.17)	NM
Benefit ratio unlocking, after-tax	0.03	0.15	(0.78)	0.69	0.22	NM	(0.01)	0.92	NM
Net impact from the Tax Cuts and Jobs Act	-	0.15	-	-	-	NM	(0.06)	-	100.0%
Acquisition and integration costs related to mergers
and acquisitions, after-tax	(0.16)	(0.04)	(0.10)	(0.07)	(0.16)	0.0%	(0.18)	(0.24)	-33.3%
Gain (loss) on early extinguishment of debt, after-tax	-	-	-	-	-	NM	(0.08)	-	100.0%
Adjusted income (loss) from operations	$2.02	$2.34	$2.15	$2.14	$2.36	16.8%	$3.99	$4.50	12.8%